UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 8, 2019 (April 4, 2019)

CurAegis Technologies, Inc.

(Exact name of registrant as specified in its charter)

New York	000-24455	16-1509512
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1999 Mt. Read Blvd, Bldg. 3, Rochester, New York		14615
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	585-254-1100

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [ ]

Item 1.01     Entry into a Material Definitive Agreement

On April 4, 2019, CurAegis Technologies, Inc. (the “Company”) entered into an unsecured subordinated promissory note agreement (the “Kaplan Note”), with Richard A. Kaplan as lender. Mr. Kaplan is the Company’s Chief Executive Officer and is a director of the Company. The Kaplan Note provides for borrowing by the Company of $100,000. The maturity date of the Loan is July 3, 2019, and interest accrues on the outstanding balance of the Kaplan Note at a rate of 6% per annum. The description of the Kaplan Note above is only a summary and is subject to, and qualified in its entirety by reference to, the unsecured subordinated promissory note agreement, a copy of which is attached as Exhibit 10.1 and incorporated by reference in this Current Report on Form 8-K.

On March 26, 2019, the Company entered into an unsecured subordinated promissory note agreement (the “Destler Note”), with William Destler as lender. The Company’s Audit Committee approved this related party agreement on April 4, 2019. Mr. Destler is a director of the Company. The Destler Note provides for borrowing by the Company of $25,000. The maturity date of the Destler Note is June 24, 2019, and interest accrues on the outstanding balance of the Destler Note at a rate of 6% per annum. The description of the Note herein is only a summary and is subject to, and qualified in its entirety by reference to, the unsecured subordinated promissory note agreement, a copy of which is attached as Exhibit 10.2 and incorporated by reference in this Current Report on Form 8-K.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance sheet Arrangement of a Registrant

The information set forth above under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated by reference in Item 2.03 of this Current Report on Form 8-K.

Item 8.01      Other Events

On April 4, 2019, Richard A. Kaplan, the Company’s Chief Executive Officer, provided an update of the Company’s recent events. A copy of the update is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

10.1               Unsecured Subordinated Promissory Note Agreement dated April 4, 2019

10.2               Unsecured Subordinated Promissory Note Agreement dated March 26, 2019

99.1               CEO Update dated April 4, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CurAegis Technologies, Inc.

April 8, 2019	By:	/s/ Kathleen A. Browne
Kathleen A. Browne
Chief Financial Officer